SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 6, 2008

PIONEER SOUTHWEST ENERGY PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34032 (Commission File Number)	26-0388421 (I.R.S. Employer Identification Number)

5205 N. O’Connor Blvd Suite 200 Irving, Texas (Address of principal executive offices)	75039 (Zip code)
Registrant’s telephone number, including area code: (972) 444-9001
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
General
     As previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on April 30, 2008, Pioneer Southwest Energy Partners L.P. (the “Partnership”), Pioneer Natural Resources GP LLC (the “General Partner”), Pioneer Natural Resources Company (“Pioneer”), Pioneer Natural Resources USA, Inc. (“Pioneer USA”) and Pioneer Southwest Energy Partners USA LLC (the “Operating Company” and, together with the Partnership, the General Partner, Pioneer and Pioneer USA, the “Pioneer Parties”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Deutsche Bank Securities Inc., Citigroup Global Markets Inc. and UBS Securities LLC, as representatives of the several underwriters identified therein (collectively, the “Underwriters”), providing for the offer and sale in a firm commitment underwritten offering (the “Offering”) of 8,250,000 common units representing limited partner interests in the Partnership (“Common Units”), at a price of $19.00 per Common Unit ($17.67 per Common Unit, net of underwriting discount). Pursuant to the Underwriting Agreement, the Partnership granted the Underwriters a 30-day option to buy up to an aggregate of 1,237,500 additional Common Units at the same price, which was exercised in full by the Underwriters on May 2, 2008. The transactions contemplated by the Underwriting Agreement closed on May 6, 2008.
     In the Underwriting Agreement, the Partnership agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), or to contribute to payments the Underwriters may be required to make because of any of those liabilities.
Contribution Agreement
     On May 6, 2008, the Partnership entered into the Contribution Agreement (the “Contribution Agreement”) with the General Partner and Pioneer USA. Following to the closing of the Offering, the following transactions, among others, occurred pursuant to the Contribution Agreement:
     (i) Pioneer USA contributed a 0.10295172491645% membership interest in the Operating Company to the General Partner as an additional capital contribution;
     (ii) Pioneer USA contributed a 73.3573936581775% membership interest in the Operating Company to the Partnership in exchange for 20,521,200 Common Units representing a 71.254% limited partner interest in the Partnership; and
     (iii) the General Partner contributed a 0.10295172491645% membership interest in the Operating Company to the Partnership in exchange for a continuation of the General Partner’s .1% general partner interest in the Partnership.
     These contributions were made in a series of steps outlined in the Contribution Agreement. As noted below in this Item 1.01, the Partnership has certain relationships with certain parties to the Contribution Agreement. The amount of consideration paid in connection with the transactions contemplated by the Contribution Agreement was determined through the pricing of the Common Units by the Underwriters in the public market. Pioneer USA and the General Partner made no representations or warranties with respect to the membership interests contributed pursuant to the Contribution Agreement. The foregoing description of the Contribution Agreement is not complete and is qualified in its entirety by reference to the Contribution Agreement, which is filed as Exhibit 2.1 to this Form 8-K and is incorporated by reference into this Item 1.01.

Membership Interest Sale Agreement
     On May 6, 2008, the Partnership entered into the Membership Interest Sale Agreement (the “MIS Agreement”) with Pioneer USA. Pursuant to the MIS Agreement, following the closing of the Offering, the Partnership, among other things, acquired a 26.5396546169060% membership interest in the Operating Company for a purchase price of $141,061,250 in cash. The transactions contemplated by the Contribution Agreement and the MIS Agreement occurred as component parts of a single plan, pursuant to which the Partnership acquired all of the membership interests of the Operating Company and became its sole member. As noted below in this Item 1.01, the Partnership has certain relationships with certain parties to the MIS Agreement. The amount of consideration paid in connection with the transactions contemplated by the MIS Agreement was determined through the pricing of the Common Units by the Underwriters in the public market. The source of the funds for the purchase price under the MIS Agreement was the proceeds of the Offering. Pioneer USA made no representations or warranties with respect to the membership interests sold pursuant to the MIS Agreement. The foregoing description of the MIS Agreement is not complete and is qualified in its entirety by reference to the MIS Agreement, which is filed as Exhibit 2.2 to this Form 8-K and is incorporated by reference into this Item 1.01.
Purchase and Sale Agreement
     On May 6, 2008, the Operating Company entered into the Purchase and Sale Agreement (the “Purchase Agreement”) with Pioneer USA and Pioneer Retained Properties Company LLC (the “Retained Company”). Following the closing of the transactions contemplated by the Contribution Agreement and the MIS Agreement, the Operating Company acquired certain wellbores and related assets and liabilities held by the Retained Company for a purchase price of $22,007,724 in cash. As noted below in this Item 1.01, the Partnership has certain relationships with certain parties to the Purchase Agreement. The amount of consideration paid in connection with the transactions contemplated by the Purchase Agreement was determined through the pricing of the Common Units by the Underwriters in the public market. The source of funds for the purchase price under the Purchase Agreement was the proceeds obtained from the exercise of the Underwriter’s over-allotment option under the Underwriting Agreement and an additional contribution by the General Partner to the Partnership, all of which was contributed by the Partnership to the Operating Company. Pioneer USA and the Retained Company made no representations or warranties with respect to the assets sold pursuant to the Purchase Agreement. The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 2.3 to this Form 8-K and is incorporated by reference into this Item 1.01.
Omnibus Agreement
     On May 6, 2008, the Partnership entered in an Omnibus Agreement (the “Omnibus Agreement”) with the General Partner, Pioneer, Pioneer USA and the Operating Company. The description of the material terms of the Omnibus Agreement contained in the section entitled “Certain Relationships and Related Party Transactions—Omnibus Agreement” of the Partnership’s final prospectus dated April 30, 2008 (File No. 333-144868) and filed on May 1, 2008 with the Securities Exchange Commission pursuant to Rule 424(b)(4) under the Securities Act of 1933 (the “Prospectus”) is incorporated herein by reference. As noted in the Prospectus and below in this Item 1.01, the Partnership has certain relationships with certain parties to the Omnibus Agreement. The description of the Omnibus Agreement in the Prospectus is not complete and is qualified in its entirety by reference to the Omnibus Agreement, which is filed as Exhibit 2.4 to this Form 8-K and is incorporated by reference into this Item 1.01.
Long-Term Incentive Plan
     In connection with the Offering, the board of directors of the General Partner adopted the Pioneer Southwest Energy Partners L.P. 2008 Long-Term Incentive Plan (the “Plan”) for directors, employees and consultants of the General Partner and its affiliates who perform services for the Partnership. The description of the material terms of the Plan contained in the section entitled “Management—Long Term

Incentive Plan” of the Prospectus is incorporated herein by reference. The description of the Plan in the Prospectus is not complete and is qualified in its entirety by reference to the Plan, which is filed as Exhibit 10.1 to this Form 8-K and is incorporated by reference into this Item 1.01.
Administrative Services Agreement
     On May 6, 2008, the Partnership entered into an Administrative Services Agreement (the “Administrative Services Agreement”) with the General Partner, the Operating Company and Pioneer USA. The description of the material terms of the Administrative Services Agreement contained in the section entitled “Certain Relationships and Related Party Transactions—Administrative Services Agreement” of the Prospectus is incorporated herein by reference. As noted in the Prospectus and below in this Item 1.01, the Partnership has certain relationships with certain parties to the Administrative Services Agreement. The description of the Administrative Services Agreement in the Prospectus is not complete and is qualified in its entirety by reference to the Administrative Services Agreement, which is filed as Exhibit 10.2 to this Form 8-K and is incorporated by reference into this Item 1.01.
Tax Sharing Agreement
     On May 6, 2008, the Partnership entered into a Tax Sharing Agreement (the “Tax Sharing Agreement”) with Pioneer. The description of the material terms of the Tax Sharing Agreement contained in the section entitled “Certain Relationships and Related Party Transactions—Tax Sharing Agreement” of the Prospectus is incorporated herein by reference. As noted in the Prospectus and below in this Item 1.01, the Partnership has certain relationships with certain parties to the Tax Sharing Agreement. The description of the Tax Sharing Agreement in the Prospectus is not complete and is qualified in its entirety by reference to the Tax Sharing Agreement, which is filed as Exhibit 10.3 to this Form 8-K and is incorporated by reference into this Item 1.01.
Omnibus Operating Agreement
     On May 6, 2008, the Operating Company entered into an Omnibus Operating Agreement (the “Omnibus Operating Agreement”) with Pioneer USA. The description of the material terms of the Omnibus Operating Agreement contained in the section entitled “Certain Relationships and Related Party Transactions—Omnibus Operating Agreement” of the Prospectus is incorporated herein by reference. As noted in the Prospectus and below in this Item 1.01, the Partnership has certain relationships with certain parties to the Omnibus Operating Agreement. The description of the Omnibus Operating Agreement in the Prospectus is not complete and is qualified in its entirety by reference to the Omnibus Operating Agreement, which is filed as Exhibit 10.4 to this Form 8-K and is incorporated by reference into this Item 1.01.
Relationships
     As more fully described in the section entitled “Certain Relationships and Related Party Transactions” of the Prospectus, which is incorporated herein by reference, each of the Partnership, the General Partner, the Operating Company, Pioneer USA and the Retained Company are direct or indirect subsidiaries of Pioneer. As a result, certain individuals, including officers and directors of Pioneer, Pioneer USA and the General Partner, serve as officers and/or directors of more than one of such entities. As described above in this Item 1.01, the General Partner holds a 0.1% general partner interest in the Partnership and Pioneer USA owns a 71.254% limited partner interest in the Partnership. Certain of the Underwriters and their affiliates have performed investment banking, commercial banking and advisory services for the Pioneer Parties for which they have received customary fees and expenses. The Underwriters and their affiliates may in the future perform investment banking and advisory services for the Pioneer Parties from time to time for which they may in the future receive customary fees and expenses. The description of the relationships among the Pioneer Parties and the

Underwriters contained in the section entitled “Underwriting” of the Prospectus is incorporated herein by reference.
Item 2.01 Completion of Acquisition or Disposition of Assets.
Contribution Agreement
     The description of the Contribution Agreement described under Item 1.01 is incorporated in this Item 2.01 by reference. A copy of the Contribution Agreement is filed as Exhibit 2.1 to this Form 8-K and is incorporated by reference into this Item 2.01.
Membership Interest Sale Agreement
     The description of the MIS Agreement described under Item 1.01 is incorporated in this Item 2.01 by reference. A copy of the MIS Agreement is filed as Exhibit 2.2 to this Form 8-K and is incorporated by reference into this Item 2.01.
Purchase and Sale Agreement
     The description of the Purchase Agreement described under Item 1.01 is incorporated in this Item 2.01 by reference. A copy of the Purchase Agreement is filed as Exhibit 2.3 to this Form 8-K and is incorporated by reference into this Item 2.01.
Item 3.02 Unregistered Sales of Equity Securities.
     The description in Item 1.01 above of the issuance by the Partnership on May 6, 2008 in connection with the consummation of the transactions contemplated by the Contribution Agreement of 20,521,200 Common Units to Pioneer USA is incorporated herein by reference. The foregoing transaction was undertaken in reliance upon the exemption from the registration requirements of the Securities Act afforded by Section 4(2) thereof.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.
First Amended and Restated Agreement of Limited Partnership of Pioneer Southwest Energy Partners L.P.
     On May 6, 2008, the Partnership amended and restated its Agreement of Limited Partnership in connection with the closing of the Offering. The description of the First Amended and Restated Agreement of Limited Partnership contained in the section entitled “The Partnership Agreement” of the Prospectus is incorporated herein by reference. A copy of the First Amended and Restated Agreement of Limited Partnership is filed as Exhibit 3.1 to this Form 8-K and is incorporated by reference into this Item 5.03.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits

2.1	Contribution Agreement, dated May 6, 2008, by and among the Partnership, Pioneer USA and the General Partner.

2.2	Membership Interest Sale Agreement, dated May 6, 2008, by and among the Partnership and Pioneer USA.

2.3	*	Purchase and Sale Agreement, dated May 6, 2008, by and among Pioneer USA, the Operating Company and the Retained Company.

2.4	*	Omnibus Agreement, dated May 6, 2008, by and among the Partnership, Pioneer USA, Pioneer, the Operating Company and the General Partner.

3.1		First Amended and Restated Agreement of Limited Partnership of Pioneer Southwest Energy Partners L.P., dated May 6, 2008.

10.1
Pioneer Southwest Energy Partners L.P. 2008 Long Term Incentive Plan (incorporated by reference to Exhibit 10.2 to the Partnership’s Amendment No. 6 to Registration Statement on Form S-1, File No. 333-144868, filed with the SEC on March 31, 2008).

10.2		Administrative Services Agreement, dated May 6, 2008, by and among the Partnership, Pioneer USA, the Operating Company and the General Partner.

10.3		Tax Sharing Agreement, dated May 6, 2008, by and among the Partnership and Pioneer.

10.4		Omnibus Operating Agreement, dated May 6, 2008, by and among Pioneer USA and the Operating Company.

*
Pursuant to the rules of the Commission, the schedules and similar attachments to the agreement have not been filed herewith. The registrant agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	PIONEER	SOUTHWEST ENERGY PARTNERS L.P.

	By:	Pioneer Natural Resources GP LLC,

its general partner

	By:	/s/ Richard P. Dealy

	Name:	Richard P. Dealy

	Title:	Executive Vice President, Chief Financial Officer and Treasurer

Dated: May 9, 2008

EXHIBIT INDEX

Exhibit
Number	Exhibit Title

2.1	Contribution Agreement, dated May 6, 2008, by and among the Partnership, Pioneer USA and the General Partner.

2.2	Membership Interest Sale Agreement, dated May 6, 2008, by and among the Partnership and Pioneer USA.

2.3*	Purchase and Sale Agreement, dated May 6, 2008, by and among Pioneer USA, the Operating Company and the Retained Company.

2.4*	Omnibus Agreement, dated May 6, 2008, by and among the Partnership, Pioneer USA, Pioneer, the Operating Company and the General Partner.

3.1	First Amended and Restated Agreement of Limited Partnership of Pioneer Southwest Energy Partners L.P., dated May 6, 2008.

10.1	Pioneer Southwest Energy Partners L.P. 2008 Long Term Incentive Plan (incorporated by reference to Exhibit 10.2 to the Partnership’s Amendment No. 6 to Registration Statement on Form S-1, File No. 333-144868, filed with the SEC on March 31, 2008).

10.2	Administrative Services Agreement, dated May 6, 2008, by and among the Partnership, Pioneer USA, the Operating Company and the General Partner.

10.3	Tax Sharing Agreement, dated May 6, 2008, by and among the Partnership and Pioneer.

10.4	Omnibus Operating Agreement, dated May 6, 2008, by and among Pioneer USA and the Operating Company.

*
Pursuant to the rules of the Commission, the schedules and similar attachments to the agreement have not been filed herewith. The registrant agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.